EXHIBIT 10.4

THIRD SUPPLEMENT TO
UNIT PURCHASE AGREEMENT
Dated August 13, 2004 with
CASCADE INVESTMENT, L.L.C.

 August 12, 2005

            Reference is made to the above-captioned agreement (the "UPA").  Capitalized terms used herein without definition have the respective meanings specified in the UPA.

            1.         Section 3 of the UPA, as modified by the First Supplement to the UPA dated June 4, 2005 and the Second Supplement to the UPA dated July 1, 2005, makes provision with respect to the Closing occurring on or before August 14, 2005.  The parties have agreed that the Closing may occur on any Business Day through and including September 30, 2005.

            2.         This instrument shall take effect as an amendment to the UPA pursuant to Section 13 thereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

[Signature Page To THIRD Supplement]

            IN WITNESS WHEREOF, the parties have executed and delivered this Third Supplement to Unit Purchase Agreement as of the date set forth above.

PNM RESOURCES, INC.

By: s/ Terry R. Horn
       Terry R. Horn
       Vice President, Corporate Secretary
       and Chief Financial Officer

CASCADE INVESTMENT, L.L.C.

By: /s/ Michael Larson
       Michael Larson
       Business Manager

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